UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 21, 2017

GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-20859	75-2287752
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

149 COMMONWEALTH DRIVE, SUITE 2070
MENLO PARK, CALIFORNIA 94025
(Address of principal executive offices, including zip code)

(650) 473-7700
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported in a Current Report on Form 8-K filed with the United States Securities and Exchange Commission on March 3, 2017, Geron Corporation (the “Company”) entered into a Stipulation and Agreement of Settlement (the “Stipulation”) and related documents to resolve the consolidated class action securities lawsuit captioned In re Geron Corporation Securities Litigation, Case No. 3:14-cv-01224-CRB (the “Securities Class Action”), pending in the United States District Court for the Northern District of the State of California (the “California District Court”).

On July 21, 2017, following the final fairness hearing regarding the proposed settlement, the California District Court entered an order and final judgment that: (i) dismisses with prejudice the claims asserted in the Securities Class Action against all named defendants in connection with the Securities Class Action, including the Company, and releases any claims that were or could have been asserted that arise from or relate to the facts alleged in the Securities Class Action, such that every member of the settlement class will be barred from asserting such claims in the future; and (ii) approves the payment of the $6.25 million cash settlement fund, minus the payment of attorneys’ fees and costs to plaintiff’s counsel, to members of the settlement class. The Company’s insurance providers funded $6.0 million of the cash settlement fund and the Company paid the remaining $250,000. The settlement does not constitute any admission of fault or wrongdoing by the Company or any of the individual defendants.

Five stockholders opted out of the settlement class in the Securities Class Action. The Company does not expect to make any additional payments for and does not expect, and is not aware of, any additional claims arising from or related to the facts alleged in the Securities Class Action and asserted by stockholders who have opted out of the settlement class in the Securities Class Action.

Use of Forward-Looking Statements

Except for the historical information contained herein, this Current Report on Form 8-K contains forward-looking statements made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that statements in this Current Report on Form 8-K regarding: (i) as a result of the settlement, members of the settlement class will be barred from asserting any claims in the future that were or could have been asserted that arise from or relate to the facts alleged in the Securities Class Action; (ii) the Company not expecting any claims arising from or relating to the facts alleged in the Securities Class Action to be asserted by any of the stockholders who have opted out of the settlement class; (iii) the Company not expecting to make any additional payments for any such claims; and (iv) any other statements that are not historical facts, constitute forward-looking statements. These statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include, without limitation, risks and uncertainties related to: (i) any stockholders who have opted out of the settlement class pursuing claims that arise from or relate to the facts alleged in the Securities Class Action causing the Company to make additional payments, or incur additional liabilities, related to such claims; and (ii) the settlement not having the expected impact, including resolving the Securities Class Action. Additional information and factors that could cause actual results to differ materially from those in the forward-looking statements are contained in the Company’s periodic reports filed with the United States Securities and Exchange Commission under the heading “Risk Factors,” including in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017. Undue reliance should not be placed on forward-looking statements, which speak only as of the date of this Current Report on Form 8-K, and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, the Company disclaims any obligation to update these forward-looking statements to reflect future information, events or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date: July 24, 2017	By:	/s/ Stephen N. Rosenfield
Stephen N. Rosenfield
Executive Vice President, General
Counsel and Corporate Secretary